UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2015

Greenflag Ventures Inc.

(Exact name of registrant as specified in its charter)

British Columbia	000-54082	N.A. (Canadian Revenue Agency Business Identification Number: 837632058)
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

804-750 West Pender Street, Vancouver, B.C., Canada	V6C 2T7
(address of principal executive offices)	(zip code)

778-654-3221

(registrant’s telephone number, including area code)

WTTJ Corp.

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

EXPLANATORY NOTE

The purpose of this Current Report on Form 8-K/A, Amendment No. 1 (“Amendment No. 1”), is to amend the registrant’s three Current Reports on Form 8-K filed with the Securities and Exchange Commission on July 30, 2015, as well as the Current Report on Form 8-K filed with the Securities and Exchange Commission on July 31, 2015 (collectively the “Current Reports”), to clarify the registrant’s corporate transactions that took place in July and August of 2015 and to include the signature of the registrant’s signing officer.

This Amendment No. 1 to the Current speaks as of the original filing dates of the Current Reports, and does not reflect events that may have occurred subsequent to the original filing dates except as specifically stated herein.

Item 1.01 Entry into a Material Definitive Agreement.

On July 1, 2015, the registrant, then known as “WTTJ Corp.,” a corporation organized under the laws of the State of Michigan (“WTTJ”), entered into a Reorganization Agreement (the “Agreement”) with American First Financial Inc., a corporation organized under the laws of British Columbia (“American First”), wherein WTTJ agreed to acquire 100% of the outstanding shares of common stock of American First, in exchange for 82% of the outstanding shares of common stock of WTTJ.

On July 15, 2015, the registrant approved amending the Agreement so that the registrant and American First would merge, with American First being the surviving entity of the merger, and each share of WTTJ being exchanged for one share of American First, thereby effecting a change of domicile of the registrant from Michigan to British Columbia. On July 27, 2015, the Agreement was so amended.

On August 6, 2015, American First filed an Amalgamation Application with the province of British Columbia, whereby American First amalgamated with Greenflag Ventures Inc., a British Columbia corporation, with American First as the surviving entity of the amalgamation.

On August 7, 2015, American First changed its name to “Greenflag Ventures Inc.”

On August 11, 2015, WTTJ filed a Certificate of Merger with the State of Michigan, whereby WTTJ merged with and into American First, with American First being the surviving entity of the merger, and each share of WTTJ being exchanged for one share of American First. As American First had already changed its name to Greenflag Ventures, Inc. as of August 11, 2015, WTTJ filed a Certificate of Correction on August 20, 2015, with an effective date of August 11, 2015, clarifying that WTTJ had actually merged with and into “Greenflag Ventures, Inc.”

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As result of the reorganization to take place pursuant to the Agreement amended as of July 27, 2015, as of July 27, 2015, Mr. Kris Kottmeier resigned as the President, CEO and director of the registrant, Richard DiBiase was appointed as a director and CEO of the registrant, and Terry Johnson was elected as a director and CFO of the registrant.

Item 8.01 Other Events.

As of July 27, 2015, the registrant changed its address to 804-750 West Pender Street, Vancouver, British Columbia Canada, V6C 2T7, and the registrant’s new telephone number was 778-654-3221.

Item 9.01 Financial Statements and Exhibits.

NUMBER       EXHIBIT

10.1	Reorganization Agreement (incorporated by reference to Form 8-K filed on July 30, 2015)
10.2	Amendment to Reorganization Agreement
3.1	Certificate of Merger, filed with the State of Michigan and effective as of August 11, 2015
3.2	Certificate of Correction, filed with the State of Michigan on August 20, 2015, and effective as of August 11, 2015
99.1	American First’s Certificate of Amalgamation, filed with the Province of British Columbia, Canada, on August 6, 2015
99.2	American First’s Certificate of Change of Name, filed with the Province of British Columbia, Canada on August 7, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENFLAG VENTURES INC.
Dated: February 22, 2016	/s/ John Karroll
John Karroll
Chief Executive Officer